Prospectus
Franklin Cash
Reserves Fund

INVESTMENT STRATEGY
INCOME
--------------------------------------------------------------------------------
NOVEMBER 1, 1997   AS AMENDED FEBRUARY 1, 1998

Institutional Fiduciary Trust

This prospectus describes the Franklin Cash Reserves Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund has a Statement of Additional Information ("SAI"), dated November 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy call 1-800/321-8563.

An investment in the Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a stable Net Asset Value of $1 per share.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Franklin Cash Reserves Fund

Unlike most funds that invest directly in securities, the Fund seeks to achieve its investment objectives by investing all of its assets in shares of The Money Market Portfolio (the "Portfolio"). The Portfolio is a series of The Money Market Portfolios ("Money Market"). Its investment objectives are the same as the Fund's.

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

TABLE OF CONTENTS

About the Fund

Expense Summary                                   2

Financial Highlights                              3

How does the Fund Invest its Assets?              4

What are the Fund's Potential Risks?              8

Who Administers the Fund?                         9

How does the Fund Measure Performance?           11

How Taxation Affects the Fund
 and its Shareholders                            11

How is the Trust Organized?                      12


About Your Account

How Do I Buy Shares?                             13

May I Exchange Shares for
 Shares of Another Fund?                         15

How Do I Sell Shares?                            17

What Distributions Might
 I Receive from the Fund?                        18

Transaction Procedures and
 Special Requirements                            19

Services to Help You Manage Your Account         22

What If I Have Questions About My Account?       23


Glossary

Useful Terms and Definitions                     24


Franklin Cash Reserves Fund
--------------------------------------------------------------------------------
November 1, 1997
as amended February 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/321-8563

ABOUT THE FUND

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses, including its proportionate share of the Portfolio's expenses, for the fiscal year ended June 30, 1997. The Fund's actual expenses may vary.


A.  Shareholder Transaction Expenses+

    Exchange Fee (per transaction)                     $5.00*


B.  Annual Fund Operating Expenses (as a percentage of average net assets)

    Management and Administration Fees                  0.40%**

    12b-1 Fees                                          0.22%***

    Other Expenses of the Fund and the Portfolio        0.07%

    Total Fund Operating Expenses                       0.69%**


C.  Example

    Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

    1 YEAR    3 YEARS    5 YEARS    10 YEARS
    ----------------------------------------

     $7         $22        $38        $86

    This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**For the period shown, Advisers had agreed in advance to limit its management and administration fees. With this reduction, management fees of the Portfolio were 0.14% and administration fees of the Fund were 0.07%. Total Fund operating expenses were 0.50%.
***These fees may not exceed 0.25%.

The Board considered whether the total fees and expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the types of securities held by the Portfolio. By investing all of its assets in shares of the Portfolio, the Fund and other investment companies and institutional investors are able to pool their assets. This may result in a variety of operating economies. Accordingly, the Board concluded that the total expenses of the Fund and the Portfolio were expected to be lower than if the Fund invested directly in various types of money market instruments. Of course, there is no guarantee that asset growth and lower expenses will be achieved. Advisers, however, has agreed in advance to limit expenses so that they will not be higher than if the Fund invested directly in the types of securities held by the Portfolio. Advisers may end this arrangement at any time upon notice to the Board. For more information on the fees and expenses of the Fund and the Portfolio, please see "Who Administers the Fund?"


Financial Highlights

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering the periods shown below appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call 1-800/321-8563.

                                               YEAR ENDED JUNE 30,
                                     -------------------------------------------
                                             1997        1996        1995
                                     -------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period       $1.00       $1.00       $1.00
Net investment income                          .050        .052        .052
Distributions from net investment income      (.050)      (.052)      (.052)
------------------------------------------------------------------------------
Net asset value at end of period             $1.00       $1.00       $1.00
------------------------------------------------------------------------------
Total Return*                                 5.11%       5.35%       5.34%

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in 000's)       $76,510     $30,381     $14,545
Ratio of expenses to average net assets1,2     .50%        .49%        .40%
Ratio of expenses to average net assets
 (before fee waiver)1,2                        .69%        .73%        .79%
Ratio of net investment income
 to average net assets                        5.00%       5.10%       5.69%

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at Net Asset Value.
1Includes the Fund's share of the Portfolio's allocated expenses.
2During the periods indicated, Advisers agreed in advance to waive a portion of its administration fees of the Fund and its management fees of the Portfolio.

How does the Fund Invest its Assets?

The Fund's Investment Objectives

The investment objectives of the Fund are high current income (in the context of the type of investments available to the Fund) consistent with capital preservation and liquidity. The Fund seeks to achieve its objectives by investing all of its assets in the Portfolio. The investment objectives of the Portfolio are the same as the Fund's. The investment policies of the Fund are also substantially similar to the Portfolio's except, in all cases, the Fund may pursue its policies by investing in an open-end management investment company with the same investment objectives and substantially similar policies and restrictions as the Fund. Any additional exceptions are noted below.

The Fund also attempts to maintain a stable Net Asset Value of $1 per share, although there is no assurance that this will be achieved.

The Fund acquires shares of the Portfolio at Net Asset Value. An investment in the Fund is an indirect investment in the Portfolio. The investment objectives of both the Fund and the Portfolio are fundamental and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objectives.

Types of Securities in which the Portfolio May Invest

Quality, Diversification and Maturity Standards. The Portfolio follows certain procedures required by federal securities laws with respect to the quality, maturity and diversification of its investments. These procedures are designed to help maintain a stable $1 share price. Generally, they require the Portfolio to maintain a dollar-weighted average portfolio maturity of 90 days or less and to limit its investments to U.S. dollar denominated instruments that:

o the Board of Trustees of Money Market determines present minimal credit risks;

o are rated by nationally recognized rating services in one of the two highest rating categories, or are unrated but are considered to be comparable in quality to securities that have been rated in one of the two highest rating categories; and

o    have remaining maturities of 397 calendar days or less.

These procedures also limit the amount of assets that the Portfolio may invest in the securities of a single issuer. Generally, the Portfolio may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. government securities. For a more complete description of the Portfolio's diversification policies, please see "How does the Fund Invest its Assets?" in the SAI. A description of the various rating categories is also included in the SAI. Please see "Appendices - Description of Ratings." Because the Portfolio limits its investments to high-quality securities, its portfolio will generally earn lower yields than a portfolio with lower-quality securities that are subject to greater risk. The yield to shareholders in the Portfolio, and thus the Fund, is accordingly likely to be lower.

U.S. Government Securities. The Portfolio may invest in U.S. government securities. These include marketable fixed-, floating-, and variable-rate securities issued or guaranteed by the U.S. government or its agencies, or by various instrumentalities that have been established or sponsored by the U.S. government. Some of these securities, including U.S. Treasury bills, notes, and bonds and securities of the Government National Mortgage Association and the Federal Housing Administration, are issued or guaranteed by the U.S. government or carry a guarantee that is supported by the full faith and credit of the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not direct obligations of the U.S. government. Instead, they involve sponsorship or guarantees by government agencies or enterprises. For example, some securities are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Bank, and some are supported by the credit of the instrumentality, such as obligations of the Federal National Mortgage Association.

Bank Obligations. The Portfolio may invest in bank obligations, or instruments secured by bank obligations, including fixed-, floating-, or variable-rate CDs, letters of credit, time deposits, bank notes, and bankers' acceptances issued by banks and savings institutions with assets of at least $1 billion. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. The Portfolio may not invest more than 10% of its assets in time deposits with more than seven days to maturity.

The Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Portfolio may invest in an obligation issued by a branch of a bank only if the parent bank has assets of at least $5 billion, and may invest only up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The Portfolio may, however, invest more than 25% of its assets in certain domestic bank obligations, including U.S. branches of foreign banks.

Commercial Paper. The Portfolio may invest in commercial paper of domestic or foreign issuers. Commercial paper typically refers to short-term obligations of banks, corporations, and other borrowers with maturities of up to 270 days. Variable master demand notes are a type of commercial paper. They are direct arrangements between a lender and a borrower that allow daily changes to the amount borrowed and to the interest rate. The Portfolio, as lender, may increase or decrease the amount provided by the note agreement, and the borrower may repay up to the full amount of the note without penalty. Typically, the borrower may also set the interest rate daily, usually at a rate that is the same or similar to the interest rate on other commercial paper issued by the borrower. The Portfolio does not have any limit on the amount of its assets that may be invested in master demand notes and may invest only in master demand notes of U.S. issuers.

Because variable master demand notes are direct lending arrangements between the lender and the borrower, they generally are not traded and do not have a secondary market. They are, however, redeemable at face value plus accrued interest at any time, although the Portfolio's ability to redeem a note is dependent on the ability of the borrower to pay the principal and interest on demand. When determining whether to invest in a master demand note, Advisers considers, among other things, the earning power, cash flow, and other liquidity ratios of the issuer.

Corporate Obligations. The Portfolio may invest in corporate obligations, including fixed-, floating-, and variable-rate bonds, debentures, or notes.

Municipal Securities. The Portfolio may invest up to 10% of its assets in taxable municipal securities. Municipal securities are issued by or on behalf of states, territories, or possessions of the U.S., the District of Columbia, or their political subdivisions, agencies, or instrumentalities. They are generally issued to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal securities are issued to provide funding for privately operated facilities and are generally taxable.

Other Investment Policies of the Portfolio

When-Issued and Delayed-Delivery Transactions. The Portfolio may buy and sell securities on a "when-issued" and "delayed-delivery" basis. These are trading practices where payment and delivery of the securities take place at a future date. These transactions are subject to market fluctuations and the risk that the value of a security at delivery may be more or less than its purchase price.

Repurchase Agreements. In a repurchase agreement, the Portfolio buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Portfolio by a custodian bank approved by Money Market's Board of Trustees. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Portfolio may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Portfolio, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

Loans of Portfolio Securities. The Portfolio may lend its portfolio securities to qualified securities dealers or other institutional investors, if the loans do not exceed 25% of the value of the Portfolio's total assets at the time of the most recent loan. The Portfolio, however, currently intends to limit its lending of securities to no more than 5% of its total assets.

Portfolio Trading. The Portfolio may actively trade securities in its portfolio, without limitation, if Advisers believes that yields could be increased by doing so. Advisers considers current market conditions, cash requirements, and its revised evaluations of a security when determining whether or not to hold securities until maturity. The yield on certain securities held by the Portfolio may decline if the securities are sold before maturity.

Borrowing. The Portfolio may borrow up to 5% of its total assets from banks for temporary or emergency purposes. The Portfolio will not make any new investments while any outstanding loans exceed 5% of its total assets.

Illiquid Investments. The Portfolio's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Portfolio has valued them. They include securities subject to legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements and master demand notes with more than seven days to maturity.

Other Policies and Restrictions. The Fund and the Portfolio have a number of additional investment restrictions that limit their activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's and the Portfolio's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

The Fund and the Portfolio consider their respective policies and restrictions discussed in this prospectus and in the SAI at the time of investment. Neither the Fund nor the Portfolio is generally required to sell a security because of a change in circumstances.

The Fund's Master/Feeder Fund Structure

The Fund's structure, whereby it invests all of its assets in the Portfolio, is sometimes known as a "Master/Feeder Fund Structure." This is a relatively new format that often results in certain operational and other complexities. The Franklin organization was one of the first mutual fund complexes in the country to implement this structure, and the Board does not believe the additional complexities outweigh the potential benefits to be gained by shareholders.

The Fund's investment of all of its assets in the Portfolio was previously approved by shareholders of the Fund. Whenever the Fund, as an investor in the Portfolio, is asked to vote on a matter relating to the Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes in the same proportion as the Fund's shareholders have voted.

The Franklin Templeton Funds have three other funds that invest in the Portfolio; two are designed for institutional investors only and one, Franklin Templeton Money Fund II, is available only to Class II shareholders in the Franklin Templeton Funds pursuant to that fund's exchange privilege. In the future, other funds may be created that may likewise invest in the Portfolio, or existing funds may be restructured so that they may invest in the Portfolio. If requested, we will forward additional information to you about other funds through which you may invest in the Portfolio. If you would like to receive this information, please call Fund Information.

The Portfolio is a diversified series of Money Market, an open-end management investment company. Money Market was organized as a Delaware business trust on June 16, 1992, and is registered with the SEC. Money Market currently issues shares in two separate series. In the future, additional series may be added by the Board of Trustees of Money Market.

For information on the Fund's administrator and its expenses, please see "Who Administers the Fund?"

What are the Fund's Potential Risks?

Foreign Securities. Investments in securities of foreign issuers, including obligations of foreign branches of U.S. and foreign banks and obligations of U.S. branches of foreign banks, involve special risks. These risks include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions that may affect the payment of principal or interest on securities held by the Portfolio. In addition, there may be less publicly available information about foreign issuers.

Credit, Market and Interest Rate Risk. Credit risk is a function of the ability of an issuer of a security to make timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a security caused by changes in general economic and interest rate conditions that affect the market as a whole. A security's maturity length also affects its price. In addition, changes in interest rates may affect the value of a security. Generally, when interest rates rise the value of a security falls, and vice versa. Interest rates have increased and decreased in the past. These changes are unpredictable. The short duration and high credit quality of the securities in which the Portfolio, and thus the Fund, invests may generally reduce these risks.

Master/Feeder Fund Structure. An investment in the Fund may be subject to certain risks due to the Fund's structure. These risks include the potential that if other shareholders in the Portfolio sell their shares, the Fund's expenses may increase or the economies of scale that have been achieved as a result of the structure may be diminished. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could also have effective voting control over the operation of the Portfolio. Furthermore, if the Portfolio changes its objective or any of its fundamental policies and shareholders of the Fund do not approve the change for the Fund, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies.

If the Board considers it to be in the best interest of the Fund, the Fund may withdraw its investment in the Portfolio at any time. In that event, the Board would consider what action to take, including the investment of all of the Fund's assets in another pooled investment entity with the same investment objective and substantially similar policies as the Fund or the hiring of an investment advisor to manage the Fund's investments. Either circumstance may cause an increase in Fund expenses.

Who Administers the Fund?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

The Board, with approval of all disinterested and interested Board members, has adopted written procedures designed to deal with potential conflicts of interest that may arise from the Trust and Money Market having substantially the same boards. These procedures call for an annual review of the Fund's relationship with the Portfolio. If a conflict exists, the boards may take action, which may include the establishment of a new board. The Board has determined that there are no conflicts of interest at the present time. For more information, please see "Summary of Procedures to Monitor Conflicts of Interest" and "Officers and Trustees" in the SAI.

Investment Manager and Administrator. Advisers manages the Portfolio's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $216 billion in assets. Advisers also provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Fees. You will bear a portion of the Portfolio's operating expenses, including its management fees, to the extent that the Fund, as a shareholder of the Portfolio, bears these expenses. The portion of the Portfolio's expenses borne by the Fund depends on the Fund's proportionate share of the Portfolio's net assets. During the fiscal year ended June 30, 1997, the Fund's proportionate share of the Portfolio's management fees, before any advance waiver, totaled 0.15% of the average daily net assets of the Fund. The Fund's administration fees, before any advance waiver, totaled 0.25%. Total operating expenses, including fees paid to Advisers before any advance waiver, were 0.69%. Under an agreement by Advisers to limit its fees, the Fund paid a proportionate share of the Portfolio's management fees totaling 0.14% and administration fees totaling 0.07%. Total expenses of the Fund were 0.50%. Advisers may end this arrangement at any time upon notice to the Board.

Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Portfolio Buy Securities for its Portfolio?" in the SAI for more information.

The Rule 12b-1 Plan

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the plan may not exceed 0.25% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. For more information, please see "The Fund's Underwriter" in the SAI.

How does the Fund Measure Performance?

From time to time, the Fund advertises its performance. Commonly used measures of performance include current and effective yield.

Current yield shows the income per share earned by the Fund. When the yield is calculated assuming that income earned is reinvested, it is called an effective yield.

The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

How Taxation Affects the Fund and its Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund is treated as a separate entity for federal income tax purposes. The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will generally not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Dividends received by a qualified retirement plan ordinarily will not be subject to taxation until the proceeds are distributed from the retirement plan account. Generally, distributions from the account will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2 or becomes permanently disabled, will be subject to an additional tax equal to 10% of the amount distributed. If the distributions from a retirement plan (other than a governmental or church plan) for any taxable year following the year in which the participant reaches age 701/2 are less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed on the payee. Moreover, certain contributions to a retirement plan in excess of the amounts permitted by law may be subject to an excise tax.

Since the Fund seeks to maintain a stable $1 per share price for both purchases and redemptions, you are not expected to realize a capital gain or loss upon redemption or exchange of Fund shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than qualifying dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction.

The Fund will inform you of the source of its dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes.

The Fund may be used for the investment of surplus funds of municipalities, including funds which are subject to the arbitrage rebate requirements of
Section 148 of the Code. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be liable to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements and a portion or all of the earnings distributed by the Fund may need to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.

You should consult with your tax advisor with respect to the applicability of state and local intangible property or income taxes to your investment in the Fund and distributions and redemption proceeds you receive from the Fund.

If you are not considered a U.S. person for federal income tax purposes you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions you receive from the Fund and the application of foreign tax laws to these distributions.

How is the Trust Organized?

The Fund is a no-load, diversified series of Institutional Fiduciary Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on January 15, 1985 and is registered with the SEC. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. Additional series may be offered in the future.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

How Do I Buy Shares?

Opening Your Account

You may buy shares of the Fund without a sales charge. The Fund is available exclusively to retirement plan participants and other institutional investors, including corporations, banks, savings and loan associations, and government entities. Individuals may not otherwise buy shares of the Fund. In the case of retirement plans, there is no required minimum initial investment amount and shares of the Fund must be registered at the omnibus level. Although the amount that may be contributed to the various investment options under a retirement plan in any one year is subject to certain limitations, assets already held by a retirement plan may be invested in the Fund without regard to the limitations. Certain institutional investors, such as corporations, banks, and savings and loan associations, may also purchase shares of the Fund subject to a minimum initial investment of $100,000. Government entities, however, including states, counties, cities, and their instrumentalities, departments, agencies, and authorities may open an account in the Fund with a minimum initial investment of $1,000. Subsequent purchases are not subject to a minimum purchase requirement. We reserve the right to refuse any order to buy shares.

METHOD               STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail              1. For an initial investment, complete and sign an
                        application.

                     2. Return the application, if applicable, to the Fund with your check, Federal Reserve draft, or negotiable bank
                        draft made payable to the Fund. Instruments drawn on
                        other investment companies may not be accepted.
--------------------------------------------------------------------------------
By Wire              1. Call Institutional Services at 1-800/321-8563 or
See "Holiday            650/312-3600 to receive a wire control number. You need
Schedule" under         a new wire control number every time you wire money into
"Transaction            your account. If you do not have a currently effective
Procedures and          wire control number, we will return the money to the
Special Requirements"   bank, and we will not credit the purchase to your
                        account.

                     2. Wire the funds to Bank of America, ABA routing number
                        121000358, for credit to Institutional Fiduciary Trust-Franklin Cash Reserves Fund, A/C 1493-3-04779. Your name, account number, and wire control number must be included.

                     3. For an initial investment you must also return your
                        signed application to the Fund. For investments over
                        $50,000, you also need to complete the Institutional
                        Telephone Privileges Agreement.
--------------------------------------------------------------------------------
Through Your Dealer     Call your investment representative

If the Fund receives your order in proper form before 3:00 p.m. Pacific time, we will credit the purchase to your account that day. Orders received after 3:00 p.m. will be credited the following business day.

Many of the Fund's investments, through the Portfolio, must be paid for in federal funds, which are monies held by the Fund's custodian bank on deposit at the San Francisco Fed and elsewhere. The Fund generally cannot invest money received from you until it is converted into and is available to the Fund in federal funds. Therefore, your purchase order may not be considered in proper form until the money received from you is available in federal funds, which may take up to two days. If the Fund is able to make investments immediately (within one business day), it may accept your order with payment in other than federal funds.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

The investment authority of certain investors may be restricted by law. If you are such an investor, you should consult your legal advisor to determine whether and to what extent shares of the Fund are legal investments for you. If you are a municipal investor considering investing proceeds of bond offerings, you should consult with expert counsel to determine the effect, if any, of payments by the Fund on arbitrage rebate calculations.

Payments to Securities Dealers

If you buy shares through a Securities Dealer, Distributors may make a payment to the Securities Dealer out of its own resources. Please contact Institutional Services for more information.

May I Exchange Shares for Shares of Another Fund?

We offer a wide variety of funds. The shares of most of these funds are offered to the public with a sales charge. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail                   Send us written instructions
--------------------------------------------------------------------------------
By Phone                  1. Call Institutional Services at 1-800/321-8563

                          2. For requests over $50,000, you must complete an
                             Institutional Telephone Privileges Agreement.
--------------------------------------------------------------------------------
Through Your Dealer       Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You will generally pay the applicable front-end sales charge of the fund you are exchanging into, unless you acquired your Fund shares under the exchange privilege. These charges may not apply if you qualify to buy shares without a sales charge. For example, certain institutional investors such as government entities, certain retirement plans, trust companies, and bank trust departments, may buy Class I shares of other Franklin Templeton Funds without a sales charge.

Retirement Plans

Retirement plan participants may exchange shares in accordance with the options available under, and the requirements of, their plan and plan administrator. Retirement plan administrators may charge a fee in connection with exchanges.

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the same class, except as noted below.

o    The accounts must be identically registered.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
     (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

Limited Exchanges Between Different Classes of Shares

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Fund shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for shares of the Fund at Net Asset Value.

How Do I Sell Shares?

You may sell (redeem) your shares at any time.

METHOD                   STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail                  1. Send us signed written instructions.

                         2. Provide a signature guarantee if required

                         3. Corporate, partnership, and trust accounts may need
                            to send additional documents. Accounts under court jurisdiction may have other requirements.
--------------------------------------------------------------------------------
By Phone                 Call Institutional Services at 1-800/321-8563
See "Holiday
Schedule" under          o You may exceed $50,000 by completing a separate
"Transaction               agreement. Call Institutional Services to receive a
Procedures and             copy.
Special Requirements"
                         o Telephone requests will be accepted unless the
                           address on your account was changed by phone within
                           the last 15 days.
--------------------------------------------------------------------------------
Through Your Dealer    Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. If requested, redemption proceeds may also be wired directly to a commercial bank previously designated by you on an application, or in a signature-guaranteed letter of instruction.

Telephone redemption orders may not be used to direct payments to another party or non-designated account. Written instructions will be required.

The wiring of redemption proceeds is a special service that we make available whenever possible. If we receive your request in proper form before 3:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 3:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Contingent Deferred Sales Charge

Most Franklin Templeton Funds impose a Contingent Deferred Sales Charge on certain investments if you sell all or a part of the investment within the Contingency Period. While the Fund generally does not impose a Contingent Deferred Sales Charge, it will do so if you sell shares that were exchanged into the Fund from another Franklin Templeton Fund and those shares would have been assessed a Contingent Deferred Sales Charge in the other fund. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The time the shares are held in the Fund does not count towards the completion of any Contingency Period.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

What Distributions Might I Receive from the Fund?

Under its current policy, the Fund declares dividends each day that its Net Asset Value is calculated and pays them to shareholders of record as of the close of business that day. The daily allocation of net investment income begins on the day we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade. Effective, March 1, 1998, the Fund's dividend policy will change such that dividends will begin on the day after you make an investment and continue to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Dividend payments may vary from day to day and may be omitted on some days, depending on changes in the Fund's net investment income. The Fund does not pay "interest" or guarantee any amount of dividends or return on an investment in its shares.

Dividend Options

Dividends will automatically be reinvested monthly in the form of additional shares of the Fund at the Net Asset Value per share at the close of business on or about the last business day of the month. You may also choose to receive dividends in cash. To do so, please notify the Fund or Institutional Services. Certain restrictions may apply to retirement plans.

Since the net income of the Fund is declared as a dividend each time the net income is determined, the Net Asset Value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of your investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in your account.

Transaction Procedures and Special Requirements

Share Price

You buy and sell shares at Net Asset Value. We will use the Net Asset Value next calculated after we receive your transaction request in proper form.

How and When Shares are Priced

The Fund is open for business each day that both the NYSE and the San Francisco Fed are open. We determine the Net Asset Value per share at 3:00 p.m. Pacific time. To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

Holiday Schedule

The Fund is informed that the NYSE and/or the San Francisco Fed observe the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. Although the Fund expects the same holiday schedule to be observed in the future, the San Francisco Fed or the NYSE may modify its holiday schedule at any time. Please place your trades as early in the day as possible on a day before or after a holiday. To the extent that the Fund's portfolio securities are traded in other markets on days the San Francisco Fed or the NYSE is closed, the Fund's Net Asset Value may be affected when investors do not have access to the Fund to buy or sell shares. Other Franklin Templeton Funds may follow different holiday closing schedules.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The Fund's name,

o    A description of the request,

o    For exchanges, the name of the fund you are exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A notarized signature is not sufficient.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

Telephone Transactions

You may initiate many transactions and changes to your account by phone, including by facsimile or computer. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Institutional Services at 1-800/321-8563.

When you call, we will request personal, corporate, or other identifying information to confirm that instructions are genuine. We may also record calls.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

Retirement Plans. The telephone transaction options available to retirement plans are limited to those that are provided under the plan.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT            DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
Corporation                Corporate Resolution
--------------------------------------------------------------------------------
Partnership                1. The pages from the partnership agreement that
                              identify the general partners, or

                           2. A certification for a partnership agreement
--------------------------------------------------------------------------------
Trust                      1. The pages from the trust document that identify
                              the trustees, or

                           2. A certification for trust
--------------------------------------------------------------------------------

Tax Identification Number

The IRS requires us to have your correct tax identification number on a signed application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if (i) you have not furnished a certified correct taxpayer identification number, (ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $20,000 (or one-half the minimum required investment, whichever is less). We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to the minimum amount.

Services to Help You Manage Your Account

Cumulative Quantity Discounts

You may include the cost or current value (whichever is higher) of your Fund shares when determining if you may buy shares of another Franklin Templeton Fund at a discount. You may also include your Fund shares towards the completion of a Letter of Intent established in connection with the purchase of shares of another Franklin Templeton Fund.

For additional information regarding these programs, please call Institutional Services at 1-800/321-8563.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. Call Institutional Services if you would like an additional free copy of the Fund's financial reports.

Special Services

Investor Services may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as subaccounting, processing a large number of wires, or other special handling which a shareholder may request. Such special services to certain shareholders will not increase the expenses borne by the Fund.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution or in a street name account, the Fund may not be able to offer these services directly to you. In particular, retirement plans that use the services of Franklin's ValuSelect or another administrative service should follow their standard procedures. Otherwise, retirement plans will receive detailed instructions on how to access or make use of the various options offered by the Fund.

General

Government Accounting Standards Board (GASB) Statement No. 3 pertaining to Deposits with Financial Institutions provides, in paragraph 69, that investments in mutual funds should be disclosed, but not categorized.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Institutional Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors, and Advisers are also located at this address. You may also contact us by phone at 1-800/321-8563, Monday through Friday, from 6:00 a.m. to 5:00 p.m. Pacific time.

If you are a ValuSelect plan participant you may obtain current price, yield and performance information regarding the Franklin Templeton Funds included in the plan by calling KeyFACTSSM at 1-800/KEY-2110.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

Useful Terms and Definitions

Advisers - Franklin Advisers, Inc., the Portfolio's investment manager and the Fund's administrator

Board - The Board of Trustees of the Trust

Class I - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

Institutional Services - Franklin Templeton Institutional Services Department

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

San Francisco Fed - Federal Reserve Bank of San Francisco

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.